Exhibit 99.3
Unaudited Interim Combined Financial Information

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

Nine months ended December 31, 2021 and 2020

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

CONTENTS

Pages

REVIEW REPORT OF INDEPENDENT AUDITORS	1

UNAUDITED FINANCIAL INFORMATION
Combined balance sheets	2
Combined statements of comprehensive income	3
Combined statements of changes in stockholders' equity	4
Combined statements of cash flows	5
Notes to combined financial statements	6 - 11

Review Report of Independent Auditors

To the Board of Directors and Shareholders of Full Fortune Worldwide Limited, Full Fortune Intellectual Limited and Full Fortune Online Limited

We have reviewed the combined financial information of Full Fortune Worldwide Limited, Full Fortune Intellectual Limited, and Full Fortune Online Limited (the “Group”), which comprise the combined balance sheets as of December 31, 2021 and 2020, and the related combined statements of comprehensive income, changes in stockholders’ equity and cash flows for the nine-month periods ended December 31, 2021 and 2020.

Management's Responsibility for the Financial Information

Management is responsible for the preparation and fair presentation of the financial information in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in conformity with U.S. generally accepted accounting principles.

Auditor's Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the combined financial information referred to above for it to be in conformity with U.S. generally accepted accounting principles.

Report on Balance Sheet as of March 31, 2021

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the combined balance sheet of the Group as of March 31, 2021, and the related combined statement of comprehensive income, changes in stockholders' equity and cash flows for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited combined financial statements in our report dated April 29, 2022. In our opinion, the accompanying combined balance sheet of the Group as of March 31, 2021, is consistent, in all material respects, with the combined balance sheet from which it has been derived.

/s/ Ernst & Young
Hong Kong, the People’s Republic of China
April 29, 2022

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

UNAUDITED INTERIM COMBINED BALANCE SHEETS

		As of
	Notes	December 31, 2021	March 31, 2021	December 31, 2020
		US$	US$	US$
ASSETS
Current assets:
Cash and cash equivalents		34,440,229	37,563,915	1,901,486
Accounts receivable, net		97,159,015	18,230,198	48,568,330
Inventories		178,249	—	—
Amount due from related parties	4	211	—	—
Prepaid expenses and other assets		4,106,027	1,693,677	51,052
Total current assets		135,883,731	57,487,790	50,520,868
Non-current assets:
Intangible assets		3,107,639	3,026,426	3,011,012
Total non-current assets		3,107,639	3,026,426	3,011,012
Total assets		138,991,370	60,514,216	53,531,880

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable		10,247,026	1,444,733	2,618,368
Accrued expenses and other liabilities		4,428,045	1,509,365	3,938,326
Amount due to related parties	4	253,892	2,057	4,142,182
Income tax payable		22,268,067	9,399,477	6,996,778
Total current liabilities		37,197,030	12,355,632	17,695,654
Commitments and contingencies	7
Non-current liabilities:
Deferred tax liabilities	5	202,424	99,872	99,363
Total non-current liabilities		202,424	99,872	99,363
Total liabilities		37,399,454	12,455,504	17,795,017

Stockholders’ equity:
Common stock		3,840	3,840	2,560
Retained earnings		101,588,076	48,054,872	35,734,303
Total stockholders’ equity		101,591,916	48,058,712	35,736,863

Total liabilities and stockholders’ equity		138,991,370	60,514,216	53,531,880

The accompanying notes are an integral part of these unaudited interim combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

UNAUDITED INTERIM COMBINED STATEMENTS OF COMPREHENSIVE INCOME

		Nine months ended
	Note	December 31, 2021	December 31, 2020
		US$	US$

Revenues		235,038,239	108,451,122
Cost of sales		(153,046,783)	(64,573,519)
Gross profit		81,991,456	43,877,603
Selling and administrative expenses		(4,157,733)	(1,091,328)
Other income, net		670,623	44,169
Income before income taxes		78,504,346	42,830,444
Income taxes	5	(12,971,142)	(7,096,141)
Net income and total comprehensive income		65,533,204	35,734,303

The accompanying notes are an integral part of these unaudited interim combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

UNAUDITED INTERIM COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

	Note	Common stock	Retained earnings	Total stockholders’ equity
		US$	US$	US$

Balance as of April 1, 2021		3,840	48,054,872	48,058,712
Net income		—	65,533,204	65,533,204
Dividends	4	—	(12,000,000)	(12,000,000)
Balance at December 31, 2021		3,840	101,588,076	101,591,916

Balance as of April 1, 2020		2,560	—	2,560
Net income		—	35,734,303	35,734,303
Balance at December 31, 2020		2,560	35,734,303	35,736,863

The accompanying notes are an integral part of these unaudited interim combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

UNAUDITED INTERIM COMBINED STATEMENTS OF CASH FLOWS

		Nine months ended
	Notes	December 31, 2021	December 31, 2020
		US$	US$
CASH FLOWS FROM OPERATING ACTIVITIES
Net income		65,533,204	35,734,303
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax expense		102,552	99,363

Changes in operating assets and liabilities:
Accounts receivable		(78,928,817)	(48,568,330)
Inventories		(178,249)	—
Prepaid expenses and other assets		(2,412,350)	(51,052)
Accounts payable		8,802,293	2,618,368
Accrued expenses and other liabilities	6	2,918,680	1,938,326
Amount due from related parties	4	(211)	2,560
Amount due to related parties	4	251,835	4,142,182
Income tax payable		12,868,590	6,996,778
Net cash provided by operating activities		8,957,527	2,912,498

CASH FLOW FROM INVESTING ACTIVITIES
Acquisition of intangible assets	6	(81,213)	(1,011,012)
Net cash used in investing activities		(81,213)	(1,011,012)

CASH FLOW FROM FINANCING ACTIVITIES
Payment of dividends	4	(12,000,000)	—
Net cash used in financing activities		(12,000,000)	—

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS		(3,123,686)	1,901,486
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF PERIOD		37,563,915	—
CASH AND CASH EQUIVALENTS AT THE END OF PERIOD		34,440,229	1,901,486
The accompanying notes are an integral part of these unaudited interim combined financial statements.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
1.    ORGANIZATION AND BASIS OF PREPARATION

Full Fortune Worldwide Limited (“FFWW”), Full Fortune Intellectual Limited (“FFIL”), Full Fortune Online Limited (“FFOL”) were incorporated in Hong Kong on March 10, 2020, March 10, 2020 and March 29, 2021, respectively, and were wholly and directly owned upon their respective incorporation by Full Fortune Wealth Limited (“FF Wealth”), a private company incorporated in Hong Kong. On May 25, 2021, FFOL incorporated a wholly-owned subsidiary, HEYDUDE B.V., in the Netherlands. During the nine months ended December 31, 2021 and 2020, the principal activities of FFWW, FFIL, and FFOL (collectively known as “Full Fortune Entities” or the “Group”) were the design and trading of leisure footwear.

On February 17, 2022, the Full Fortunes Entities were acquired by Crocs Malta Holdings Ltd, a wholly owned subsidiary of Crocs, Inc., a United States of America (“U.S.”) Securities and Exchange Commission registrant.

2.1    BASIS OF PREPARATION

The accompanying unaudited interim combined financial information of the Group are prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). The unaudited interim combined financial information and accompanying notes include all adjustments necessary for the fair presentation of the Group's combined financial position, results of operations and cash flows for the periods presented.

In the opinion of the Group's management, the accompanying unaudited interim combined financial information contains all normal recurring adjustments necessary to present fairly the combined financial position, operating results and cash flows of the Group for each of the periods presented. The results of operations for the nine months ended December 31, 2021 and 2020 are not necessarily indicative of results to be expected for any other interim periods or for the years ended March 31, 2022 and 2021, respectively. The interim combined balance sheet as of March 31, 2021 was derived from the audited combined financial statements at that date but does not include all of the disclosures required by U.S. GAAP for annual financial statements. These unaudited interim combined financial information should be read in conjunction with the Group's audited combined financial statements for the year ended March 31, 2021.

These unaudited interim combined financial information includes the accounts of the Full Fortune Entities, after elimination of the intercompany transactions and balances. During the nine months ended December 31, 2021 and 2020, the Full Fortune Entities were under common control of FF Wealth. Significant intercompany transactions and balances have been eliminated on combination. These unaudited interim combined financial information is presented in United States dollars (“US$”), which is also the functional currency of the Group.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
2.2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
The preparation of the unaudited interim combined financial information in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited interim combined financial information and the reported amounts of revenues and expenses during the periods. Significant estimates reflected in the Group's unaudited interim combined financial information includes, but are not limited to, tax provision. Management bases its estimates on historical experience and on various other market-specific and relevant assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the unaudited interim combined financial information.

Inventories
Inventories are stated at the lower of cost or net realizable value and recognized using the first-in-first-out method of inventory costing.

Contract liabilities
Contract liabilities represents cash payments received in advance of the Group's transfer of control of products to its customers. Contract liabilities are recognised as revenue when the Group performs under the contract (i.e., transfers control of the related goods to the customer). As of December 31, 2021, March 31, 2021, and December 31, 2020, US$3,895,811, US$911,855, US$1,925,247 of deferred revenues associated with advance customer deposits were reported in “Accrued expenses and other liabilities” in the combined balance sheets, respectively.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
3.    CONCENTRATION OF RISKS

Concentration of credit risks
Financial instruments that potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. During the periods presented, all cash and cash equivalents were held by financial institutions located in Hong Kong and Canada, which management believes are of high credit quality. Accounts receivable are typically unsecured and derived from revenue earned from customers in the U.S., which are exposed to credit risk. The risk is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

During the nine months ended and as of December 31, 2021, 95.1% of revenue and 99.5% of the total accounts receivable were due from a customer, Lucky Top Inc.

During the nine months ended and as of December 31, 2020, 87.5% of revenue and 98.7% of the total accounts receivable were due from the same aforementioned customer.

At March 31, 2021, 97.5% of the total accounts receivable were due from the same aforementioned customer.

Business and economic risks
The Group believes that changes in the following areas could have a material adverse effect on the Group's future financial position, results of operations or cash flows: changes in the overall demand for the Group's products; competitive pressures due to new entrants; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group's ability to attract and retain employees necessary to support its growth.

Impact of the outbreak of Coronavirus disease ("COVID-19")
During the periods presented, COVID-19 has not had a material impact to the Group's operations.

There are still uncertainties of COVID-19's future impact, and the extent of the impact will depend on a number of factors, including the duration and severity of COVID-19, the development and progress of distribution of COVID-19 vaccine and other medical treatment, the potential change in user behaviour, especially on internet usage due to the prolonged impact of COVID-19, the actions taken by government authorities, particularly to contain the outbreak, stimulate the economy to improve business condition especially for small and medium enterprises, almost all of which are beyond the Group's control.

Management will continuously assess the impact of COVID-19 on the Group's operations and financial position and closely monitor the Group's exposure to the risks and uncertainties in connection with COVID-19.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
4.    RELATED PARTY TRANSACTIONS

During the nine months ended December 31, 2021, FFWW declared interim dividends of US$100 per ordinary share, totaling US$1,000,000, and of US$500 per ordinary share, totaling US$5,000,000, to FF Wealth.

During the nine months ended December 31, 2021, FFIL declared interim dividends of US$100 per ordinary share, totaling US$1,000,000, and of US$500 per ordinary share, totaling US$5,000,000, to FF Wealth.

As of March 31, 2020, proceeds amounting to US$2,560 for the issuance of common stock was due from FF Wealth. During the nine months ended December 31, 2020, FF Wealth paid the proceeds due in full.

A summary of the balances with the related parties at the end of the reporting periods are as follows:

	As of
	December 31, 2021	March 31, 2021	December 31, 2020
	(Unaudited)	(Audited)	(Unaudited)
	US$	US$	US$

Amount due from a director	211	—	—
Amount due to a director	3,892	2,057	4,064,464
Amount due to FF Wealth	250,000	—	77,718

The amounts due to a director and FF Wealth represented operating expenses incurred by the Group and paid by a director and FF Wealth on behalf of the Group during the reporting periods.

The balances with a director and FF Wealth are unsecured, interest-free and repayable on demand.

5.    TAXATION

For the nine months ended December 31, 2021 and 2020, the Group recorded an income tax provision of US$12,971,142 and US$7,096,141, which represent an effective income tax rate of 16.5% and 16.5%, respectively, that approximates the Hong Kong statutory tax rate of 16.5%.

The Group did not identify any material unrecognized tax benefits for each of the periods presented.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
6.    NOTES TO UNAUDITED INTERIM COMBINED STATEMENTS OF CASH FLOWS

During the nine months ended December 31, 2020, the Group acquired certain indefinite-lived intangible assets, including trademarks and internet domain names, from Full Fortune Brands Limited for a cash consideration of US$3,000,000, of which US$2,000,000 was not yet settled by the Group and recorded in “Accrued expenses and other liabilities” in the combined balance sheet as of December 31, 2020.

7.    COMMITMENTS AND CONTINGENCIES

Commitments
The Group leases offices and an apartment under operating leases. The leases were negotiated for terms ranging from 1 to 2 years.

At the end of the reporting period, the total future minimum lease payments under non-cancellable operating leases are payable as follows:

As of
December 31, 2021
US$

Within 1 year	144,532

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. For the nine months ended December 31, 2021 and 2020, total rental expenses for all operating leases amounted to approximately US$209,419 and US$77,397, respectively.

Contingencies
The Group is currently not involved in any legal or administrative proceedings that may have a material adverse impact on the Group's business, financial position or results of operations.

FULL FORTUNE WORLDWIDE LIMITED
FULL FORTUNE INTELLECTUAL LIMITED
FULL FORTUNE ONLINE LIMITED

NOTES TO THE UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION
(Expressed in U.S. dollars (“US$”), except for number of shares)
8.    SUBSEQUENT EVENTS

In preparing the unaudited interim combined financial information, the Group has evaluated events and transactions for potential recognition and disclosure through April 29, 2022, the date the unaudited interim combined financial information were available to be issued.

Subsequent to December 31, 2021, FFWW declared an interim dividend of US$93,800,000 to FF Wealth, which was settled in February 2022.

Subsequent to December 31, 2021, FFIL declared an interim dividend of US$750,000 to FF Wealth, which was settled in February 2022.